THE GEORGE PUTNAM FUND OF BOSTON
One Post Office Square, Boston, MA 02109
Class A shares
INVESTMENT STRATEGY: GROWTH AND INCOME
PROSPECTUS - NOVEMBER 30, 1996   , as revised MAY 30, 1997

This prospectus explains concisely what you should know before investing in class A shares of The George Putnam Fund of Boston (the "fund") which are offered without a sales charge through
eligible employer-sponsored         qualified    benefit
plans. Please read it carefully and keep it for future reference. You can find more detailed information about the fund in the November 30, 1996 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI, or for other information, including a prospectus regarding class A shares for other investors, call Putnam Investor Services at 1-800-752-9894. The SAI has been filed with the Securities
and Exchange Commission    (the "Commission")     and is
incorporated into this prospectus by reference.     The
Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        PUTNAMINVESTMENTS

                        Putnam Defined
                        Contribution Plans

ABOUT THE FUND

    Expenses summary.....................................
    Financial highlights.................................
    Objective............................................
    How the fund pursues its objective...................
         Risk factors....................................
    How performance is shown.............................
    How the fund is managed..............................
    Organization and history.............................

ABOUT YOUR INVESTMENT

    How to buy shares....................................
    Distribution plan....................................
    How to sell shares...................................
    How to exchange shares...............................
    How the fund values its shares.......................
    How the fund makes distributions to shareholders; tax
     information.........................................

ABOUT PUTNAM INVESTMENTS, INC.............................

APPENDIX
Securities ratings........................................

About the Fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes expenses attributable to class A shares based on the fund's most recent fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment in class A shares over specified periods.

Annual fund operating expenses
(as a percentage of average net assets)

Management fees                                           0.55%
12b-1 fees                                                0.25%
Other expenses                                            0.34%
Total fund operating expenses                             1.14%

The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund incurs. The expenses shown in the table do not reflect the application of credits that reduce fund expenses. The annual management fees shown in the table have been restated to reflect an increase in the management fees payable to Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"). Actual management fees were 0.36% and total fund operating expenses were 0.95%.

Example

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

    1    3             5           10
  year years         years        years

   $12  $36           $63         $139

The example does not represent past or future expense levels and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any charges or expenses related to your employer's plan.

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A shares. This information has been derived from the fund's financial statements, which have been audited and reported on by the fund's independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1996 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)




                                                              YEAR ENDED JULY 31
                                    1996      1995      1994      1993      1992      1991
                                                               CLASS A
NET ASSET VALUE, BEGINNING
OF PERIOD                         $14.90    $13.52    $14.24    $14.24    $13.52    $13.39

INVESTMENT OPERATIONS:
Net investment income                .63       .63       .59       .62       .64       .69

Net realized and unrealized
gain (loss) on investments          1.50      1.63     (.11)       .52      1.12       .64

TOTAL FROM INVESTMENT OPERATIONS    2.13      2.26       .48      1.14      1.76      1.33

LESS DISTRIBUTIONS FROM:
Net investment income              (.58)     (.56)     (.58)     (.66)     (.68)     (.68)

Net realized gain
on investments                     (.63)     (.32)     (.62)     (.48)     (.36)     (.52)

TOTAL DISTRIBUTIONS               (1.21)     (.88)    (1.20)    (1.14)    (1.04)    (1.20)

NET ASSET VALUE, END OF PERIOD    $15.82    $14.90    $13.52    $14.24    $14.24    $13.52

TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(a)             14.75     17.73      3.46      8.64     13.68     11.28

NET ASSETS, END OF PERIOD
(in thousands)               $1,515,260 $1,036,674  $913,171  $772,540  $622,129  $479,287

Ratio of expenses to
average net assets (%)(b)            .95       .91       .95       .90      1.06       .94

Ratio of net investment
income to average
net assets (%)                      4.07      4.58      4.15      4.34      4.62      5.42

Portfolio turnover (%)            119.44    102.57    100.69     89.22     78.90     64.98

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the year ended July 31, 1996 includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts.
(c) Not annualized.

FINANCIAL HIGHLIGHTS (Continued)
(For a share outstanding throughout the period)

                                             SEVEN
                                    YEAR    MONTHS
                                   ENDED     ENDED
                                 JULY 31   JULY 31          YEAR ENDED DECEMBER 31
                                    1990      1989      1988       1987

                                       CLASS A

NET ASSET VALUE, BEGINNING
OF PERIOD                         $14.32    $12.32    $11.91      $14.66

INVESTMENT OPERATIONS:
Net investment income                .75       .45       .73        .71

Net realized and unrealized
gain (loss) on investments           .02      1.88       .68       (.03)

TOTAL FROM INVESTMENT OPERATIONS     .77      2.33      1.41        .68

LESS DISTRIBUTIONS FROM:
Net investment income              (.82)     (.33)     (.72)       (.80)

Net realized gain
on investments                     (.88)        --     (.28)      (2.63)

TOTAL DISTRIBUTIONS               (1.70)     (.33)    (1.00)      (3.43)

NET ASSET VALUE, END OF PERIOD    $13.39    $14.32    $12.32      $11.91

TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(a)              5.86  19.21(c)     12.10       3.72

NET ASSETS, END OF PERIOD
(in thousands)                  $442,964  $430,568  $387,186     $384,213

Ratio of expenses to
average net assets (%)(b)            .84    .48(c)       .73        .71

Ratio of net investment
income to average
net assets (%)                      5.52   3.41(c)      5.82       4.86

Portfolio turnover (%)             70.54  52.82(c)    139.28      129.94


OBJECTIVE

The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

In seeking its objective, the fund may invest in almost any type of security or negotiable instrument, including cash or money market instruments. The fund's portfolio will include some securities selected primarily to provide for capital protection, others selected for dependable income and still others for growth in value. The proportion invested in each type of security is not fixed, although ordinarily no more than 75% of the fund's assets consist of common stocks and that portion of convertible securities attributable to conversion rights. The fund may, however, at times invest more than 75% of its assets in such securities if Putnam Management determines that unusual market or economic conditions make it appropriate to do so.

Alternative investment strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may concentrate its investments in debt securities, preferred stocks, cash or money market instruments or invest in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, these alternative strategies will be used.

Foreign investments

The fund may invest         in securities    of foreign issuers
that are not actively     traded in    U.S.     markets.
   These     foreign    investments involve certain special risks
described below.

Foreign     securities are normally denominated and traded in
foreign currencies   .  As a result    , the    value     of the
fund's    foreign investments and the value of its shares     may
be affected favorably or unfavorably by    changes in
currency exchange rates    relative to the U.S. dollar.
         The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

   Investments in foreign securities may subject the fund to other risks as well. For example, there may be less
information    publicly available about a foreign issuer than
about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The
securities of some             foreign    issuers are less liquid
and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the
recovery     of the fund's    assets held abroad) and expenses
not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this
amount     from time to time.     Certain of the foregoing risks
may also apply to some extent to securities of U.S. issuers that
are denominated in             foreign    currencies or that are
traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

For more information about foreign securities     and the risks
        associated with    investment in such securities, see
the SAI.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."


Risk factors

Investments in fixed-income securities. The fund may invest in both higher-rated and lower-rated fixed-income securities. The values of fixed-income securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund's fixed-income securities. Conversely, during periods of rising interest rates, the value of the fund's fixed-income securities will generally decline. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers.

    Changes by recognized rating services in their ratings of
   a     fixed-income security and    changes     in the ability
of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from such securities, but will affect the fund's net asset value.

   Investors should consider carefully their ability to assume the risks of owning shares of a mutual fund that may invest
in     securities    in the lower rating categories    .

The fund will invest in securities rated at         least B by
   a nationally recognized securities rating agency, such as
Standard & Poor's ("S&P") or     Moody's Investors Service, Inc.
("Moody's")    , or     unrated securities    that     Putnam
Management determines are of comparable quality.     The
foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any
agency.      Securities rated B    (and comparable unrated
securities)     are predominantly speculative and have large
uncertainties or major risk exposures to adverse conditions.
Securities rated lower than Baa    or BBB (and     comparable
   unrated securities)     are sometimes referred to as "junk
bonds." The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are
   included     in the    appendix     to this prospectus.

The table below shows the percentages of    fund     assets
invested during fiscal 1996 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to
comparable rating categories by    another rating agency    , and
in unrated securities determined by Putnam Management to be of comparable quality.

                                          Unrated securities
                   Rated securities,    of comparable quality,
                   as percentage of        as percentage of
Rating                 net assets             net assets

"AAA"                   23.65%                   0.14%
"AA"                     1.54%                    --
"A"                      1.88%                   0.08%
"BBB"                    3.55%                   0.11%
"BB"                     2.63%                   0.51%
"B"                      2.38%                    --
"CCC"                    0.08%                    --
                        ------                   -----
Total                   35.71%                   0.84%
                       =======                   =====

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the fund invests in securities in the lower rating categories, the achievement of its goals is more dependent on Putnam Management's ability than would be the case if it were investing in securities in the higher rating categories.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.
However, Putnam Management will    monitor the investment to
determine     whether    continued investment in the     security
   will assist in meeting the fund's investment objective.

At times, a substantial portion of fund assets may be invested in securities as to which the fund, by itself or together with other funds and accounts managed by Putnam Management and its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam Management believes it advisable to do so or the fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

In order to enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase fund operating expenses and adversely affect its net asset value.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest in cash currently. The values of zero-coupon bonds and payment-in-kind bonds are also subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently.

Even though such bonds do not pay current interest in cash, the fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities share some of the risk factors discussed above with respect to lower-rated securities.

For additional information concerning the risks associated with investing in securities in the lower rating categories, see the SAI.

Futures and options

The fund may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.

The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying stock index and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

A more detailed explanation of index futures and options transactions, including the risks associated with them, is included in the SAI.

Other investment practices

The fund may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Options. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options including, combinations of put and call options on the same underlying security. The aggregate value of the securities underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities to broker-dealers and may enter into repurchase agreements without limit. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Diversification

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the fund from acquiring, with respect to 75% of its total assets, more than 10% of the voting securities of any one issuer.* They also prohibit the fund from investing more than:

(a) (with respect to 75% of its total assets) 5% of its total assets in securities of any one issuer other than the U.S.
government;*

(b) 25% of its total assets in any one industry (other than securities of the U.S. government, its agencies or instrumentalities);* or

   (c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental policies. See the SAI for the full text of these policies and other fundamental policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.



HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or for the life of class A shares, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge would be reduced if the sales charge were used.

All data are based on the fund's past investment results and do not predict future performance.

Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The fund's performance may be compared to that of various indexes. See the SAI. Because
shares sold through eligible         qualified    benefit
plans are sold without a sales charge, quotations of investment performance reflecting the deduction of a sales charge will be lower than the actual investment performance of shares purchased through such plans.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                          Business experience
    Year                  (at least 5 years)
    ----                  ----------------------------

Edward P. Bousa                     Employed as an investment
Senior Vice President     1994      professional by Putnam
                          Management since October,
                              1992.  Prior to October,
                          1992, Mr. Bousa was Vice
                          President and Portfolio
                          Manager at Fidelity
                          Investments.

   Robert M. Paine                  Employed as an investment
Senior Vice President
   1996                   professional by Putnam
                          Management since
   1987.

   Kenneth J. Taubes                Employed as an investment
Senior Vice President
   1993                   professional by Putnam
                          Management since
   1991    .

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

The George Putnam Fund of Boston is a Massachusetts business trust organized on November 1, 1937. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest, $1.00 par value, which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only class A shares are offered by this prospectus. The fund also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

The fund's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem Hospital and the Peabody Essex Museum; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence
J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins
Engine Company, Lucent Technologies, Inc.,    Springs
Industries, Inc. and Time Warner Inc.; George Putnam, III,*
President, New Generation Research, Inc.       ; A.J.C. Smith,*
Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

About Your Investment

HOW TO BUY SHARES

All orders to purchase shares must be made through your

employer's         retirement
 plan.  For more information about
how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please
consult your employer.  Shares are sold to eligible    employer-
sponsored     retirement plans at the net asset value per share
next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to
receive that day's net asset value.  A    class A     qualified
   benefit plan (an employer-sponsored     retirement plan    for
which Putnam Fiduciary Trust Company provides recordkeeping or
other services)     is eligible to purchase fund shares at net
asset value    beginning two years after the plan's initial
purchase of class A shares.  A class A qualified benefit plan
that initially invested     at least $20 million in Putnam funds
and other investments managed by Putnam Management    or     its
affiliates and    that received a proposal from Putnam Mutual
Funds
on or before
 April 15, 1997 may     purchase fund shares at
net asset value    without regard to this two-year period.  An
employer-sponsored retirement plan, other than a class A qualified benefit plan, is eligible to purchase fund shares at
net asset value     if its investment in class A shares is at
least $1 million   , or it has at least 200 eligible
employees,     and the dealer of record waives its commission
with the consent of Putnam Mutual Funds.     Employer-
sponsored     retirement plans participating in a "multi-fund"
program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A
shares at net asset value.     Employer-sponsored     plans may
make additional investments of any amount at any time. To eliminate the need for safekeeping, the fund will not issue certificates for your shares.


On sales    to class A     qualified    benefit plans    , Putnam
Mutual Funds    makes payments to the dealer of record on net
monthly purchases at rates of up to 1.00%. See the SAI for more information about the rates at which sales commissions are paid.


DISTRIBUTION PLAN

The    fund has adopted a distribution plan to compensate Putnam
Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to
dealers mentioned below.  The     plan provides for payments by
the fund to Putnam Mutual Funds at the annual rate    (expressed
as a percentage     of average net assets    ) of up to 0.35%
on     class A shares.  The Trustees currently limit payments
under the         plan to the annual rate of 0.25%        .

Putnam Mutual Funds    compensates     qualifying dealers
(including, for this purpose, certain financial institutions)
   for     sales of         shares and the maintenance of
shareholder accounts   at the annual rate of up to 0.25% of
the average net asset value of class A shares   .  The payments
to dealers for shares held by class A qualified benefit plans are made at reduced rates, as described in the SAI.
Putnam Mutual Funds    makes             quarterly payments    on
all other shares     at the annual rate of 0.20% of    the
average net asset value    of class A     shares outstanding as
of December 31, 1989 and 0.25% of    the     average net asset
value    of     shares acquired after that date (including shares
acquired through reinvestment of distributions).

        Putnam Mutual Funds may suspend or modify    its
payments to dealers.          The payments are also subject to
the continuation of the    relevant     distribution plan, the
terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

Subject to any restrictions imposed by your employer's plan, you can sell your shares through the plan to the fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next net asset value calculated after the fund receives the request in proper form. All requests must be received by the fund prior to the close of regular trading on the New York Stock
Exchange in order to receive that day's net asset value.   If
your plan sells shares having a net asset value of $100,000 or more, signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

The fund generally provides payment for redeemed shares the business day after the request is received. Under unusual circumstances, the fund may suspend redemptions or postpone payment for more than seven days, as permitted by federal securities law. The fund will only redeem shares for which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your plan, you can exchange your shares for shares of other Putnam funds available through your plan at net asset value. Contact your plan administrator or Putnam Investor Services for more information on how to exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are stated at market value. Long-term corporate bonds and notes, for which market quotations are not considered readily available, are stated at fair value on the basis of valuations furnished by a pricing service approved by the Trustees which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities, which are generally recognized by institutional traders. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes net investment income quarterly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions from the fund to your plan are reinvested in additional fund shares, although your plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis. Generally, fund distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxable as such regardless of how long you have held your shares. However,
distributions by the fund to employer-sponsored         qualified
   benefit     plans that qualify for tax-exempt treatment under
federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Defined Contribution Plans is a division of Putnam Mutual Funds. Putnam Fiduciary Trust Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust Company are located at One Post Office Square, Boston, Massachusetts 02109 and are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Appendix

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -         Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Standard & Poor's

Bonds

AAA -- Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A -- Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC -- Debt rated 'BB', 'B' and 'CCC' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B -- Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC -- Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

   Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

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